                                                                    EXHIBIT 32.2

                   CERTIFICATION OF CHIEF FINANCIAL OFFICER OF
                        FORTIS BENEFITS INSURANCE COMPANY
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Fortis Benefits Insurance Company (the "Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry M. Cains, Treasurer (Chief Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 29, 2004

                                                   /s/ Larry M. Cains
                                                   -----------------------------
                                                   Larry M. Cains
                                                   Treasurer
                                                   (Chief Financial Officer)